Employee Benefit Plans - Compensation Expense to be Recognized (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
2017	$ 88
2018	54
2019	9
2020	2
Total	$ 153